EXHIBIT 99.1

Irvine, California Endocare, Inc. Investor Presentation January 2007

Forward Looking Statements Statements and other information contained in this presentation that are not historical facts are forward- looking statements that involve many risks and uncertainties. Among the important factors which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those discussed in "Risk Factors" in the Company's Forms 10-K, Forms 10-Q, and other filings with the Securities and Exchange Commission. Such risk factors include, but are not limited to: uncertainly regarding the future availability of funds under the Company's common stock purchase agreement with Fusion Capital and credit facility with Silicon Valley Bank; the risk that the Company's sale of common stock to Fusion Capital may cause dilution; the risk that sales of common stock by Fusion Capital may cause the market price of the Company's common stock to decline; the risk that, even despite the Company's financing arrangements with Fusion Capital and Silicon Valley Bank, the Company's independent auditor may issue a qualified opinion, to the effect that there is a substantial doubt about the Company's ability to continue as a going concern; uncertainty regarding the Company's ability to reach and maintain profitability; risks relating to the loss of the Company's largest customer or the reduction, delay or cancellation of orders from this customer; the risk that the Company may be required to make state and local tax payments that exceed the Company's settlement estimates; uncertainty regarding the Company's re-listing on a national stock exchange; uncertainty regarding the effects of effectuating the Company's proposed reverse stock split, in particular the possibility that the market may react negatively to the Company's effectuation of a reverse stock split; uncertainty regarding market acceptance of the Company's products; uncertainty of product development and the associated risks related to clinical trials; uncertainty relating to third party reimbursement; uncertainty regarding the ability to convince health care professionals and third party payers of the medical and economic benefits of the Company's products; the Company's limited sales, marketing and manufacturing experience; uncertainty regarding the ability to attract and retain key personnel; uncertainty regarding the ability to secure and protect intellectual property rights relating to the Company's technology; the rapid pace of technological change in the Company's industry; fluctuations in the Company's order levels; and the risk that the Company may be subject to civil or criminal liability if the Company violates the terms of its settlements with the SEC and the DOJ. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligation to revise, or update publicly, any forward-looking statements for any reason. Forward looking information on slide 15 ("Our Changing Business Model") is provided solely for the purposes of illustration and is not intended to express a prediction or promise of future results. January 2007 2

Endocare - Overview Medical device manufacturer Platform cryoablation technology Principal market - tumor ablation Urology Interventional Radiology Fully-integrated infrastructure Direct sales force In-house marketing, R&D & manufacturing Strong I.P. 90+ US & foreign patents & patents pending Public since 1996; 100 total employees 3

Men 766,860 Women 678,060 Prostate 29% Lung & bronchus 15% Colon & rectum 10% Urinary bladder 7% Melanoma of skin 4% Non-Hodgkin's 4% lymphoma Kidney 4% Leukemia 3% Oral cavity 3% Pancreas 2% All other sites 19% 26% Breast 15% Lung & bronchus 11% Colon & rectum 6% Uterine corpus 4% Melanoma of skin 4% Non-Hodgkin's lymphoma 4% Thyroid 3% Kidney 3% Ovary 3% Leukemia 20% All other sites 2007 Estimated U.S. Cancer Cases(1) 4 (1)American Cancer Society - Cancer Facts & Figures 2007

Cryoablation Platform technology Minimally invasive Applications Urology Prostate cancer Kidney cancer Oncology, Radiology Interventional Radiology Kidney tumors Bone metastases Lung tumors Liver tumors 5

Prostate Cancer U.S. Urology Market - 2007 U.S. Annual Occurrence(1) Addressable Market(2) 219,000 70,000 Surgery Radiation Cryo* Hormone Watchful Waiting 65000 110000 8000 22000 30000 600+ men Today will be diagnosed with Prostate Cancer! Primary Annual Treatments(2) (3)Includes estimated cases from Endocare & Galil Medical 65,000 110,000 7,500 22,000 30,000 Addressable market driven by: 30% primary 15% high risk, non surgery 15% focal 6 (1)American Cancer Society - Cancer Facts & Figures 2007 (2)Internal Endocare estimate

Radical Nephrectomy Partial Nephrectomy Ablation 18000 27000 6000 Partial Nephrectomy Ablation Radical Nephrectomy 18,000 27,000 6,000 U.S. Urology Market - 2007 U.S. Annual Occurrence(1) Addressable Market(2) 51,000 25,000 100+ people Today will be diagnosed with Renal Cancer! Addressable market driven by: Incidental lesions (<5cm) Renal Cancer Primary Annual Treatments(2) 7 (1)American Cancer Society - Cancer Facts & Figures 2007 (2)Internal Endocare estimate

Interventional Radiology U.S. Annual Occurrence Addressable Market Addressable Market 100,000 TBD U.S. Annual Occurrence(1) Addressable Market Addressable Market 213,000 TBD U.S. Annual Occurrence(1) Addressable Market Addressable Market 19,000 TBD Lung Cancer Liver Cancer Bone Metastases(2) 8 Other Cancers U.S. Annual Occurrence Addressable Market Addressable Market ?? ?? (1)American Cancer Society - Cancer Facts & Figures 2007 (2)Internal Endocare estimate

Current Cryo Systems - The "Razors" Current Cryo Systems - The "Razors" Current Cryo Systems - The "Razors" Current Cryo Systems - The "Razors" CryoCare TM Urology Interventional Radiology 9

CryoProbe - The "Razor Blades" Right-angle design CT-compatible CryoProbes TempProbes Warming catheter 10

Marketing & Sales Urology Emerging growth 27 direct sales professionals Marketing outreach Physician & patient focused Reimbursement established Abundant clinical data Penetration increasing Academic centers Community centers Interventional Radiology Early stage 6 direct sales professionals Marketing outreach Physician focused Reimbursement pending Clinical data emerging Early-stage penetration Academic center focused 11

Driving Utilization in Urology Encourage additional cases for Emphasize opportunities for Educate about the potential of Introduce the benefits of 12

Domestic Cryoablation Procedures 2002 2003 2004 2005 2006 2474 3504 4713 6407 7802 CAGR 33% 13 Annual Procedure Growth

Domestic Cryoablation Procedures Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 East 1058 1292 1134 1229 1492 1620 1605 1690 1761 1938 1883 2220 14 Quarterly Pattern of Procedure Growth

Procedures Our Changing Business Model Eliminate "service" component of business Migrate to "device" manufacturing & sales Focus on "disposables" & utilization Q1 2005 Q1 2006 Q1 2007 Service 7200 5000 2000 Device/Disposable 2800 5000 8000 Gross Margins Revenue Case Mix Change Illustration of Case Mix Change Impact 15

Comparative Financial Data(1) Total revenues $ 6,223 $ 7,008 $ 6,700 Gross margin % 44.0% 45.6% 60.0% SG&A expenses $ 5,698 $ 6,646 $ 6,921 Cash used in operations $ 1,290 $ 1,163 $ 2,475 ($000s) Q3 2004(2) Q3 2005(2) Q3 2006(2) (1)From Continuing Operations (2)Unaudited 16

Comparative Financial Data(1) Total revenues $ 19,604 $ 24,181 $ 28,274 $ 20,870 Gross margin % 41.4% 43.8% 44.3% 53.5% SG&A expenses $ 41,888 $ 29,733 $ 26,859 $ 20,660 Cash used in operations $ 23,623 $ 17,088 $ 14,718 $ 9,888 ($000s) 2004 2005 YTD Q3 2006(2) 2003 17 (1)From Continuing Operations (2)Unaudited

Investment Thesis Historically rapid procedure growth Large & growing markets Less than 4% current market penetration Clinically proven technology 10-year clinical results for tissue & tumor ablation Growing market acceptance Physicians, academics, patients, payers Strong I.P. Improving operating results Revenues, gross margins, bottom line 18

Stock Market Data Common stock OTCBB:ENDO 52-week price range $3.55 - $1.50 Recent price (1/18/07) $1.75 Average daily trading volume 74,561 Common shares outstanding 30.6 million Market cap $53.6 million Price to TTM revenue multiple 1.89X 19

Endocare, Inc. January 2007 An innovative medical device company focused on the development and marketing of its proprietary cryoablation technology for the minimally invasive treatment of prostate cancer with a broad range of other potential indications, which include the ablation of tumors in the kidney, lung and liver Irvine, California 20